                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 9, 2005
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                               CEPTOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                   333-105793              11-2897392
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(State or Other Jurisdiction      (Commission            (IRS Employer
    of Incorporation)             File Number)         Identification No.)

  200 International Circle, Suite 5100, Hunt Valley, Maryland          21030
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         (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (410) 527-9998
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

FINANCING

     On December 9, 2005 (the "Closing Date), CepTor Corporation (the "Company")
entered  into  a  securities   purchase  agreement  (the  "Securities   Purchase
Agreement") with Cornell Capital  Partners,  LP (the "Buyer")  pursuant to which the Buyer has  agreed to  purchase  from the  Company,  in a private  placement, secured  convertible  debentures in the aggregate principal amount of $2,000,000
(the  "Debentures"),  which Debentures bear interest at the rate of 8% per year.
Pursuant to the Securities Purchase Agreement, the Company issued a Debenture in the  principal  amount  of  $1,000,000  on the  Closing  Date and  will  issue a
Debenture  in the  principal  amount  of  $1,000,000  prior to the  Registration
Statement,  as described below,  being filed with the SEC covering the resale of the shares of the Company's common stock, par value $0.0001 (the "Common Stock")
issuable upon  conversion  of the  Debentures.  Each  Debenture has a three-year maturity  from the date of  issuance  and is subject to  earlier  conversion  or redemption pursuant to its terms.

     The  Buyer has the right to  convert  a portion  or all of the  outstanding principal  and interest  under the  Debentures  into shares of Common Stock at a conversion  price per share  equal to the lesser of: (i) 105% of the closing bid price of the  Common  Stock on the day prior to the  Closing  Date  (the  "Fixed
Price") or (ii) 95% of the lowest  closing bid price of the Common Stock for the twenty trading days  immediately  preceding the  conversion  date (the "Floating
Price" and together with the Fixed Price,  the "Conversion  Price"),  subject to adjustment as provided in the  Debentures;  provided,  that any such  conversion based on the Floating  Price will  generally be limited to $150,000 of principal outstanding under the Debentures in any thirty day period; and further provided, that the Buyer may not convert  the  Debentures  into shares of Common  Stock if such conversion would result in the Buyer beneficially  owning in excess of 4.9%
of the then issued and outstanding  shares of Common Stock. The Conversion Price and number of shares of Common Stock issuable upon  conversion of the Debentures
is  subject  to  certain   exceptions   and  adjustment  for  stock  splits  and
combinations and other dilutive events.

     Subject to the terms and condition of the  Debentures,  the Company has the right at any time to  redeem a  portion  or all  amounts  outstanding  under the
Debentures. If the closing bid price of the Common Stock, is less than the Fixed
Price at the  time of the  redemption,  the  Company  is  obligated  to pay,  in addition to the principal amount being redeemed,  a redemption  premium of 8% of the principal  amount (and accrued  interest)  being  redeemed (the  "Redemption
Amount").  If the closing bid price is greater than the Fixed Price, the Company may redeem up to 50% at the Redemption  Amount and 50% at the greater of the (x)
Redemption  Amount and (y) market value of the Common  Stock.  In addition,  the
Buyer will  receive a  three-year  warrant to purchase  25,000  shares of Common
Stock for every  $100,000  redeemed by the Company,  on a pro rata basis,  at an exercise price per share of 105% of the closing bid price of the Common Stock on the Closing Date (the "Redemption Warrant").

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     In an Event of Default (as such term is defined in the Debentures)  occurs, any principal and accrued interest  outstanding will become  immediately due and payable, in cash or Common Stock, at the Buyer's election.

     Pursuant to the  Securities  Purchase  Agreement,  on December 9, 2005, the
Company issued to the Buyer (i) a three-year warrant to purchase up to 1,000,000 shares of Common Stock at an exercise price per share of 110% of the closing bid price of the Common  Stock on the day prior to the Closing  Date (the  "Warrant"
and together with the Redemption Warrant, the "Warrants"),  (ii) $250,000 shares of Common  Stock as  determined  by the closing bid price of the Common Stock on the day prior to the Closing  Date (the "Buyer  Shares") and made a cash payment to an affiliate of the Buyer of $80,000.

     In connection with the Securities Purchase  Agreement,  the Company and the
Buyer also entered into an investor  registration  rights agreement  pursuant to which the Company is obligated  to file a  registration  statement  with the SEC within 30 days  after the  Closing  Date  covering  the  resale of the shares of
Common Stock  issuable upon the conversion of the Debentures and the exercise of the Warrants (the "Registration  Statement").  If the Registration  Statement is
not timely filed with, or deemed  effective by, the SEC within 90 days after the
Closing Date, the Company is obligated to pay the Buyer, as liquidated  damages, an amount equal to 1% of the value of the  Debentures  outstanding in cash or in shares of Common Stock, at the Buyer's option,  for each 30-day period following the date by which such  Registration  Statement should have been filed or deemed effective, as the case may be.

     The Company  has granted a security  interest in its assets to the Buyer to secure its  obligations  under the Debentures  pursuant to a security  agreement dated December 9, 2005.

     The issuances of securities  described above were not registered  under the
Securities  Act of 1933,  as  amended  (the  "Securities  Act") and were made in reliance  on an  exemption  from  registration  pursuant  to  Section  4(2)  and
Regulation D (Rule 506) under the Securities Act.

HARBOR NOTES

     On December 9, 2005, the Company issued a convertible  promissory note (the
"Note") in the principal amount of $250,000 to Harbor Trust (the "Holder") which bears  interest at the rate of 6% percent  per year.  All unpaid  principal  and interest under the Note will be due and payable on December 9, 2006. The Note is convertible, in whole or in part, at any time, into Common Stock at a conversion price of $1.00 per share,  subject to certain  limitations  on conversion as set forth in the Note, including where the resulting number of shares converted on a cumulative  basis,  would exceed  19.99% of the total number of shares of Common
Stock outstanding and, subject to a conversion price adjustment in the event the
Company  offers or sells an option to acquire  Common Stock at a price per share less than the conversion price.

     On December 9, 2005, the Company issued an amended  convertible  promissory note (the  "Amended  Note") to the Holder which amends that certain  convertible promissory note dated December 9, 2004 in the principal amount of $452,991.10 to lower the  conversion  price from $0.75 to $0.375 per share.  The  Amended  Note bears interest at the rate of 10% per year through  December 9, 2005 and 12% per year from December 9, 2005. All unpaid  principal and interest under the Amended
Note will be due and payable on July 3, 2006.  The Amended Note is  convertible,

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in whole or in part, at any time,  into Common Stock at the conversion  price of
$0.375 per share  subject to certain  limitations  on conversion as set forth in the Note,  including  where the  resulting  number  of  shares  converted,  on a cumulative  basis,  would exceed  19.99% of the total number of shares of Common
Stock outstanding.

     The foregoing summary does not purport to be complete and is subject to and qualified  in its  entirety  by  reference  to the actual  text of the  Exhibits attached and incorporated by reference to this Current Report on Form 8-K.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The information  reported in Item 1.01 is incorporated  into this Item 2.03 by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     The information  reported in Item 1.01 is incorporated  into this Item 3.02 by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     Exhibit No.   Description
     -----------   -----------

     4.1           Secured Convertible Debenture dated December 9, 2005

     4.2           Warrant dated December 9, 2005

     4.3           Form of Redemption Warrant

     4.4           $250,000 Convertible Promissory Note dated December 9, 2005

     4.5           $452,991.10 Amended Convertible Promissory Note dated
                   December 9, 2004

     10.1          Securities Purchase Agreement dated December 9, 2005

     10.2          Side Letter dated December 9, 2005

     10.3          Investor Registration Rights Agreement dated December 9, 2005

     10.4          Security Agreement dated December 9, 2005

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      CEPTOR CORPORATION

Date: December 15, 2005

                                      By: /s/ William H. Pursley
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                                          William H. Pursley, Chairman and Chief
                                          Executive Officer

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